UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 28, 2019

Date of Report (Date of earliest event reported)

Health Sciences Acquisitions Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38906	83-2771572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

412 West 15th Street, Floor 9 New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 343-9280

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	HSACU	The Nasdaq Stock Market LLC
Shares of Common Stock, $0.0001 par value, included as part of the Units	HSAC	The Nasdaq Stock Market LLC
Warrants included as part of the Units	HSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Participants in the Solicitation

Immunovant Sciences Ltd. (“Immunovant”), Health Sciences Acquisitions Corporation (“HSAC”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of shares of HSAC common stock in respect of the Business Combination described herein. Information about HSAC’s directors and executive officers and their ownership of HSAC common stock is set forth in HSAC’s preliminary proxy statement dated October 2, 2019 (the “Preliminary Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation are included in the Preliminary Proxy Statement pertaining to the Business Combination. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

In connection with the transaction described herein, HSAC has filed and will file relevant materials with the SEC, including the Preliminary Proxy Statement and a definitive proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, HSAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF HSAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT HSAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HSAC, IMMUNOVANT AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by HSAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Health Sciences Acquisitions Corporation, 412 West 15th Street, Floor 9, New York, NY 10011.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the Business Combination (as defined below) contemplated by the share exchange agreement (the “Share Exchange Agreement”) among HSAC, Immunovant, Roivant Sciences Ltd., and the stockholders of HSAC (the “Business Combination”), including the anticipated initial enterprise value and post-closing equity value, the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on HSAC and Immunovant managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Share Exchange Agreement; (2) the outcome of any legal proceedings that may be instituted against HSAC, the combined company, or others following the announcement of the Business Combination and the Share Exchange Agreement; (3) the inability to complete the Business Combination due to the failure to obtain approval of HSAC’s stockholders or to satisfy other conditions to closing in the Share Exchange Agreement; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws; (5) the ability to meet the Nasdaq Stock Market LLC (“Nasdaq”) listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Immunovant as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners, obtain adequate supply of raw materials and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Immunovant or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (11) Immunovant’s estimates of expenses; (12) the impact of foreign currency exchange rates and interest rates fluctuations on the results of Immunovant or the combined company; and (13) other risks and uncertainties indicated in the Preliminary Proxy Statement and the definitive proxy statement to be filed by HSAC with the SEC in connection with the Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by HSAC.

A further list and description of risks and uncertainties can be found in HSAC’s Preliminary Proxy Statement and the definitive proxy statement on Schedule 14A that will be filed with the SEC other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to HSAC and Immunovant and speaks only as of the date on which it is made. HSAC and Immunovant undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 7.01. Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a copy of an interview Evercore ISI conducted with Roderick Wong, the Chief Executive Officer of HSAC, dated October 28, 2019 (the “Evercore Interview”). The Evercore Interview incorrectly stated that the merger between HSAC and Immunovant was complete.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
99.1*	Evercore Interview dated October 28, 2019

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 29, 2019

HEALTH SCIENCES ACQUISITIONS CORPORATION

By:	/s/ Roderick Wong
Name:	Roderick Wong, MD
Title:	Chief Executive Officer

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